UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2012

UNITED TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Financial Plaza

Hartford, Connecticut 06103

(Address of principal executive offices) (Zip Code)

(860) 728-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 26, 2012, United Technologies Corporation (“UTC”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) reporting that on July 26, 2012 UTC consummated the merger contemplated by the Agreement and Plan of Merger, dated as of September 21, 2011 (the “Merger Agreement”), by and among UTC, Charlotte Lucas Corporation, a wholly owned subsidiary of UTC (“Merger Sub”), and Goodrich Corporation (“Goodrich”), which resulted in the merger of Merger Sub with and into Goodrich (the “Merger”), with Goodrich continuing as the surviving corporation of the Merger and a wholly owned subsidiary of UTC. The description of the Merger and other transactions contemplated by the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed on September 23, 2011, and incorporated herein by reference.

This Current Report on Form 8-K/A is being filed to amend and supplement the Initial Form 8-K to provide the financial statements described in Item 9.01 below which were not previously filed with the Initial Form 8-K, and which are permitted to be filed by amendment no later than 71 calendar days after the date the Initial Form 8-K was required to be filed with the SEC.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of a Business Acquired.

Goodrich’s audited consolidated financial statements for the fiscal year ended, and as of, December 31, 2011 and unaudited consolidated financial statements for the quarter ended, and as of, March 31, 2012, which were included in Goodrich’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2012, respectively, are attached as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information related to the Merger is attached as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

Exhibit 15.1	Letter Re Unaudited Interim Financial Information

Exhibit 23.1	Consent of Ernst & Young LLP.

Exhibit 99.1	Goodrich Corporation audited consolidated financial statements for the fiscal year ended December 31, 2011.

Exhibit 99.2	Goodrich Corporation unaudited consolidated financial statements for the fiscal quarter ended March 31, 2012

Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Information

Cautionary Note Regarding Forward-Looking Statements

Statements in this report that are not historical are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “confident” and other words of similar meaning in connection with a discussion of future operating or financial performance. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of UTC, Goodrich and their affiliates. These forward looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including but not limited to risks that the transactions contemplated by the Merger Agreement disrupt plans and operations of UTC, UTC’s ability to realize anticipated synergies, UTC’s ability to achieve anticipated financial results, the amount of costs, fees, expenses and charges incurred by UTC and Goodrich related to the transaction, the risks associated with international business operations, the risks associated with governance and control matters, and changes in vendor, payer and customer relationships and terms. Other important economic, political, regulatory, legal, technological, competitive and other uncertainties are identified in the SEC filings submitted by UTC from time to time, including its Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and Current Reports on Form 8-K. The forward looking statements included in this Report are made only as of the date of this Report. UTC does not undertake any obligation to update the forward-looking statements to reflect subsequent events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2012

UNITED TECHNOLOGIES CORPORATION

By:	/S/ GREGORY J. HAYES
Gregory J. Hayes
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 15.1	Letter Re Unaudited Interim Financial Information

Exhibit 23.1	Consent of Ernst & Young LLP.

Exhibit 99.1	Goodrich Corporation audited consolidated financial statements for the fiscal year ended December 31, 2011.

Exhibit 99.2	Goodrich Corporation unaudited consolidated financial statements for the fiscal quarter ended March 31, 2012

Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Information